UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 17, 2023

ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR C	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Explanatory Note
This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Ellington Financial Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on May 16, 2023 (the “Original Form 8-K”). The Original Form 8-K reported the final voting results of the matters voted on at the Company’s 2023 annual meeting of stockholders held on May 16, 2023 (the “Annual Meeting”). The sole purpose of this Amendment is to disclose the Company’s decision as to the frequency of future stockholder advisory votes regarding the compensation of the Company’s named executive officers. Except as set forth herein, no other modifications have been made to the Original Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders
At the Annual Meeting, the Company’s stockholders voted on, among other matters, an advisory proposal concerning the frequency of holding future stockholder advisory votes to approve, on an advisory basis, the compensation of the Company’s named executive officers. As previously reported in the Original Form 8-K, the results of the voting were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
38,695,306	249,535	492,227	362,868	14,874,047
In light of the stockholders’ vote that the advisory vote be held every year, which was consistent with the recommendation of the Board of Directors, the Board of Directors has decided that the Company will hold an annual stockholder advisory vote to approve, on an advisory basis, the compensation of the Company’s named executive officers. The Company intends to continue holding such votes annually until the next required vote on the frequency of the stockholder advisory vote on named executive officer compensation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	August 17, 2023	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer